PC&J PRESERVATION  FUND

ANNUAL REVIEW

Unaudited


Introduction

The PC&J Preservation Fund is a registered investment company under the Investment Company Act of 1940. The enclosed 2001 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. Please give us a call if you have any questions.

Management Review and Analysis

At the beginning of the year, news on the economy made believers out of bond investors - we were in for a slowdown. Interest rates on the long-end fell below rates on the short-end, producing a negatively sloped yield curve. Three-month treasuries at 5.9 percent were above six-month treasuries at 5.7 percent and above the thirty-year treasury yield of 5.4 percent.

In our opinion, the Fed should be lamenting the old saying: be careful what you wish for, you just might get it. As they are discovering, momentum works both ways. After eleven rate cuts, we are still debating when a recovery will take hold. At year-end, however, the yield curve seems to be supporting an expectation of a recovery beginning early in 2002.

The yield curve is positive at all points. The three-month treasury yield of
1.7 percent is 380 basis points below the thirty-year yield of 5.5 percent. The slope is similar to other periods marked by a return to growth.

              Average Annual Total Returns

                          1 Yr.        5 Yrs        10 Yrs

Preservation Fund         6.25%        5.93%         5.92%

Lehman Index              8.96%        7.43%         7.14%

Treasury Bills (3mth)     4.49%        5.11%         4.72%

We started the year just beginning to believe in the economic slowdown. We ended the year fully immersed in one, and the Fed aggressively trying to turn the tide. Over the period short-to-intermediate-term interest rates dropped over 300 basis points.

Thirty-year treasuries, however, hardly budged as investors maintained their confidence in the long-term economy, and as the attacks on the economy and on our personal safety turned projected budget surpluses into projected budget deficits.

Against this backdrop, short-to-intermediate term bonds provided the highest returns for the year. The PC&J Preservation Fund with a conservative duration of 2.0 years provided a 6.25 percent return, besting the 4.49 percent return of the short-term treasury alternative.

Prior to the 9/11 attack on the World Trade Center, we were expecting the economy to begin showing signs of a bottom in the fourth quarter. When this occurs, interest rates will stop falling and could even move higher. As interest rates rise, bond prices will fall. Desiring to preserve the Fund's capital in the face of rising interest rates, we held a larger than usual position in liquid investments. This higher allocation to cash equivalent investments hurt the Fund's return relative to the 9.0 percent return of the Lehman Government/Corporate Composite Index.

Looking out over a longer term timeframe, the strategy of maintaining a lower risk posture than the Lehman Index, through a lower average duration, has led to returns that are more consistent over time. We believe this is appropriate for our preservation of capital objective. While the credit markets have experienced three interest rate cyles in the last ten years, they continue to offer returns that exceed the conservative Treasury Bill alternative.

                    Growth of $10,000 Investment

             Preservation       Lehman G/C        Treasury B
                   Growth           Growth            Growth
      1991         10,000           10,000            10,000
      1992         10,630           10,720            10,350
      1993         11,534           11,867            10,661
      1994         11,257           11,464            11,076
      1995         12,968           13,561            11,741
      1996         13,324           13,928            12,364
      1997         14,308           15,251            13,023
      1998         15,502           16,776            13,687
      1999         15,298           16,356            14,320
      2000         16,728           18,295            15,182
      2001         17,774           19,934            15,863

Total returns and the growth of a $10,000 investment are based on past performance and are not an indication of future performance. The value of your shares will fluctuate and may be worth more or less than their original cost at the time of redemption.

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                                                                 Page 2
PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------
                                                        PERCENT       YEARS
                                                        OF NET          TO           PRINCIPAL          MARKET
SECURITY (Note A)                                       ASSETS       MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------

TAXABLE MUNICIPAL OBLIGATIONS:
Maturity of 1 - 5 years:                                    7.5%
     Ohio Taxable Development Assistance
         Bonds, 6.820%, due 04-01-03                                    1.25               500,000    $     514,210
     Philadelphia, PA Industrial Development
         Bonds, 6.488%, due 06-15-04                                    2.50               280,781          291,300
     Rome, NY Hsg. Dev. Corp. Taxable Bonds,
         6.500%, due 01-01-05                                           3.00               200,000          201,354
     Cleveland, OH Airport Taxable Bonds,
         6.490%, due 01-01-06                                           4.00               365,000          376,103
                                                                                                   ------------------
                                                                                                   ------------------

                                                                                                          1,382,967
                                                                                                   ------------------


Maturity of 5 - 10 years:                                  11.0

     Chicago Heights, IL Taxable Bonds,
         7.350%, due 12-01-07                                           6.00               170,000          184,530
     Oklahoma City, OK Airport Taxable Bonds,
         6.950%, due 07-01-08                                           6.50               475,000          498,223
     Dayton, OH Taxable Housing Improvement
         Bonds, 6.250%, due 11-01-08                                    6.75               140,000          140,911
     Scranton, PA U. S. Govt. Gtd. Notes,
         7.720%, due 08-01-09                                           7.50               285,000          290,127
     Texas State Water Finl. Assistance Taxable
         Bonds, 6.550%, due 08-01-09                                    7.50               400,000          412,068
     Dayton, OH Econ. Dev. Bonds,
         6.380%, due 12-01-09                                           8.00               500,000          507,715
                                                                                                   ------------------

                                                                                                      $   2,033,574
                                                                                                   ------------------
















See notes to financial statements.

PC&J PRESERVATION FUND

DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------
                                                        PERCENT       YEARS
                                                        OF NET          TO           PRINCIPAL          MARKET
SECURITY (Note A)                                       ASSETS       MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------

TAXABLE MUNICIPAL OBLIGATIONS (Continued):

Maturity of 10 - 20 years:                                 22.6%
     Pima Cnty, AZ Indl. Rev. Taxable Bonds,
         9.000%, due 04-01-12                                          10.25               305,000     $    314,534
     Mississippi State GO Taxable Bonds,
         6.750%, due 11-01-12                                          10.75               300,000          309,288
     Denver, CO School Dist. Taxable Bonds,
         6.940%, due 12-15-12                                          11.00               500,000          519,810
     New York City Taxable Bonds,
         9.000%, due 02-01-13                                          11.00                50,000           50,264
     St Cloud, MN Taxable Bonds,
         6.700%, due 02-01-13                                          11.00                70,000           70,103
     Dayton, OH Taxable Bonds,
         6.500%, due 11-01-13                                          11.75               250,000          251,405
     Sacramento, CA Redev. Agency Taxable
         Bonds, 6.375%, due 11-01-13                                   11.75               200,000          199,076
     North Carolina St. Univ. Raleigh Taxable
         Bonds, 8.200%, due 12-15-13                                   12.00               200,000          210,744
     Jackson Cnty., MS GO Taxable Bonds,
         8.250%, due 03-01-14                                          12.25               135,000          145,924
     Jackson Cnty., MS GO Taxable Bonds,
         8.250%, due 03-01-15                                          13.25               210,000          226,993
     Ohio State Taxable Bonds,
         7.600%, due 10-01-16                                          14.75               750,000          804,293
     Palmdale, CA Redev. Taxable Bonds,
         7.900%, due 09-01-17                                          15.75               225,000          250,542
     California Housing Finance Agency Rev.
         Bonds, 7.200%, due 08-01-19                                   17.50               255,000          255,000
     Connecticut St. Dev. Auth. Rev.
         Bonds, 8.750%, due 10-15-19                                   17.75               500,000          552,760
                                                                                                   ------------------

                                                                                                          4,160,736
                                                     --------------                                ------------------
                                                     --------------

TOTAL TAXABLE MUNICIPAL OBLIGATIONS
     (Cost $7,515,206)                                     41.1%                                      $   7,577,277
                                                     --------------                                ------------------










See notes to financial statements.

PC&J PRESERVATION FUND

DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------
                                                        PERCENT       YEARS
                                                        OF NET          TO           PRINCIPAL          MARKET
SECURITY (Note A)                                       ASSETS       MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------

U.S. CORPORATE OBLIGATIONS:

Maturity of less than 1 year:                               2.7%
     TRW Inc. Notes
         6.500%, due 06-01-02                                            .50               500,000   $      504,315

                                                                                                   ------------------

Maturity of 1 - 5 years:                                   10.0

     First Chicago Corp. Notes
         7.625%, due 01-15-03                                           1.00               500,000          524,340
     Salomon Smith Barney Inc. Notes
         4.000%, due 09-30-03                                           1.75               250,000          257,385
     Lehman Brothers Holdings Inc. Notes
         7.250%, due 10-15-03                                           1.75               500,000          530,760
     General Motors Corp. Notes
         7.625%, due 06-15-04                                           2.50               500,000          529,425
                                                                                                   ------------------
                                                                                                   ------------------

                                                                                                          1,841,910

                                                                                                   ------------------

Maturity of 10 - 30 years:                                  6.9

     Ford Motor Credit Co. Notes,
         7.125%, due 07-16-12                                          10.50               750,000          720,982
     Texaco Capital Inc. Notes,
         8.000%, due 12-29-22                                          21.00               500,000          542,340
                                                                                                   ------------------
                                                                                                   ------------------

                                                     --------------
                                                     --------------
                                                                                                          1,263,322

                                                                                                   ------------------
                                                                                                   ------------------

TOTAL U.S. CORPORATE OBLIGATIONS
     (Cost $3,564,989)                                     19.6%                                      $   3,609,547
                                                     --------------                                ------------------
















See notes to financial statements.

PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS (Concluded)
DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------
                                                        PERCENT       YEARS
                                                        OF NET          TO           PRINCIPAL          MARKET
SECURITY (Note A)                                       ASSETS       MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND
     AGENCY OBLIGATIONS:

Maturity of less than 1 year:                              13.9%
     U.S. Treasury Notes,
         6.250%, due 08-31-02                                            .75             2,500,000    $   2,571,875


Maturity of 5 - 10 years:                                  16.4

     Federal Nat'l. Mortgage Assoc. Notes,
         6.150%, due 03-15-11                                           9.25             3,000,000        3,018,750


TOTAL U.S. GOVERNMENT AND
     AGENCY OBLIGATIONS
                                                     --------------                                ------------------
                                                                                                   ------------------

     (Cost $5,528,199)                                     30.3                                           5,590,625
                                                     --------------                                ------------------
                                                                                                   ------------------


TOTAL U.S. GOVERNMENT AND AGENCY,
     TAXABLE MUNICIPAL, AND U.S.
     CORPORATE OBLIGATIONS
     (Cost $16,608,394)                                    91.0                                          16,777,449
                                                     --------------                                ------------------


SHORT-TERM OBLIGATIONS:                                    10.5
     Star Treasury Fund                                                                                      47,188
     Star Federal Prime Obligations                                                                       1,900,000

                                                                                                   ------------------

TOTAL SHORT-TERM OBLIGATIONS
     (Cost $1,947,188)                                                                                    1,947,188

                                                     --------------                                ------------------
                                                     --------------                                ------------------


TOTAL INVESTMENTS
     (Cost $18,555,582) (1)                               101.5%                                       $ 18,724,637
                                                     ==============                                ==================








(1) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation. (See Note D)

See notes to financial statements.

PC&J PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value                                                        $18,724,637
         (Cost basis - $18,555,582) (Notes A, D & E)
Receivables - Interest                                                                                289,455
Receivables - Fund shares sold                                                                            948

                                                                                             ------------------
Total assets                                                                                       19,015,040

LIABILITIES:
Accrued expenses (Note B)                                                                             (15,650)
Payables - Securities purchased                                                                      (559,414)

                                                                                             ------------------
Total liabilities                                                                                    (575,064)


                                                                                             ------------------
NET ASSETS                                                                                        $18,439,976
                                                                                             ==================



SHARES OUTSTANDING (Unlimited authorization - no par value):
         Beginning of year                                                                          1,731,620
         Net decrease (Note C)                                                                        (49,270)
                                                                                             ------------------

         End of year                                                                                1,682,350
                                                                                             ==================



NET ASSET VALUE, offering price and redemption price per share                                   $
                                                                                                     10.96
                                                                                             ==================



NET ASSETS CONSIST OF:
         Paid in capital                                                                          $18,405,374
         Net unrealized appreciation                                                                  169,055
             Undistributed net income                                                                  27,929
             Accumulated net realized loss                                                           (162,382)
                                                                                             ------------------

         Net Assets                                                                               $18,439,976
                                                                                             ==================











See notes to financial statements.

PC&J PRESERVATION FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME - Interest (Note A)                                                           $  1,175,135
                                                                                             ------------------

EXPENSES (Note B):
         Investment advisory fee                                                                      93,097
         Management fee                                                                               93,097
                                                                                             ------------------

Total expenses                                                                                       186,194
                                                                                             ------------------

NET INVESTMENT INCOME                                                                                988,941
                                                                                             ------------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (Note D & E):
         Net realized gain on investments                                                             22,673
         Change in unrealized appreciation/(depreciation) of investments                             127,051
                                                                                             ------------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                                               149,724
                                                                                             ------------------


NET INCREASE IN NET ASSETS FROM OPERATIONS                                                     $   1,138,665
                                                                                             ==================






























See notes to financial statements.

PC&J PRESERVATION FUND


STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------

                                                                               For The Years Ended December 31,

                                                                                 2001                    2000
                                                                          -------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS:
       Net investment income                                               $       988,941           $    1,036,195
       Net realized gain (loss) on investments                                      22,673                 (185,055)
       Change in unrealized appreciation/(depreciation) of investments             127,051                  863,445
                                                                          -------------------      ------------------
                                                                                                   ------------------

Net increase in net assets from operations                                       1,138,665                1,714,585


DIVIDENDS TO SHAREHOLDERS (Note A):
       Dividends from net investment income                                       (961,012)              (1,036,195)
       Return of capital                                                                                    (24,707)
                                                                          -------------------      ------------------
                                                                                                   ------------------

Net decrease in net assets from dividends to shareholders                         (961,012)              (1,060,902)


DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (Note C)
                                                                                  (576,219)              (1,499,415)
                                                                          -------------------      ------------------
                                                                                                   ------------------

Total decrease in net assets                                                      (398,566)                (845,732)


NET ASSETS:
       Beginning of year                                                        18,838,542               19,684,274
                                                                          -------------------      ------------------
                                                                                                   ------------------

       End of year                                                            $ 18,439,976             $ 18,838,542
                                                                          ===================      ==================
                                                                                                   ==================



UNDISTRIBUTED NET INVESTMENT INCOME                                        $        27,929                        $
                                                                          ===================      ==================


















See notes to financial statements.

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2001

--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PC&J Preservation Fund (the "Fund") commenced operations on April 30, 1985, as a "no-load, open-end, diversified" investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940. The investment objective of the Fund is preservation of capital through investment in fixed-income obligations.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(1) Security Valuations - Investments in securities for which quotations are readily available are valued on the basis of quotations from dealers or an independent pricing service. All other securities are valued using a matrix methodology, which involves approximating the yield-to-maturity of similar securities traded on a national exchange. When prices cannot be readily estimated, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.

(2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and net realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. The Fund has a capital loss carry forward of $162,382, which can be carried forward through 2008.

(3) Other - Security transactions are accounted for on the date the securities are purchased or sold, (trade date). All premiums and discounts are amortized or accreted for financial and tax reporting purposes as required by AICPA financial accounting standards. Realized gains and losses on sales are determined using the first-in, first-out method. Dividends to shareholders from net investment income and net realized capital gains are declared and paid annually. Interest income is accrued daily.

B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

     The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the "Advisor"), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Investment advisory fees were
    $93,097 for the year ended December 31, 2001.

     The Fund has a management agreement with PC&J Service Corp., (the "Service Corp."), which is wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $93,097 for the year ended December 31, 2001.

     The Fund's shareholders have adopted a Distribution Expense Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the investment advisory agreement and management agreement, which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.

     Certain officers and trustees of the Fund are officers and directors, or both, of the Advisor and of Service Corp.

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS - (Concluded)
FOR THE YEAR ENDED DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------


C.  CAPITAL SHARE TRANSACTIONS                       For the Year Ended                  For the Year Ended
                                                     December 31, 2001                    December 31, 2000

                                            -------------------------------------------------------------------------

    Shares sold                                     25,218          $  283,545           69,988          $  754,466
    Shares issued in reinvestment of                87,683             961,012           97,669           1,060,902
      dividends
                                            ----------------- ------------------------------------ ------------------
                                                                                 ----------------- ------------------

                                                   112,901           1,244,557          167,657           1,815,368
    Shares redeemed                               (162,171)         (1,820,776)        (304,037)         (3,314,783)
                                                                                 ----------------- ------------------
                                            ----------------- ------------------------------------ ------------------

    Net increase (decrease)                        (49,270)     $     (576,219)        (136,380)      $  (1,499,415)
                                            ================= ==================================== ==================



D. INVESTMENT TRANSACTIONS

     Securities purchased and sold (excluding short-term obligations and long-term U.S. Government securities) for the year ended December 31, 2001, aggregated $4,881,131 and $2,709,445, respectively. Purchases and sales of long-term U.S. Government Securities for the year ended December 31, 2001, aggregated $3,793,242 and $7,853,399, respectively.

     At December 31, 2001, gross unrealized appreciation on investments was $219,909 and gross unrealized depreciation on investments was $50,854 for a net unrealized appreciation of $169,055 for financial reporting and federal income tax purposes.



E. APPLICATION OF NEW ACCOUNTING PRINCIPLE

     The Fund began amortizing discounts on debt securities effective January 1, 2001, as required by the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised. Prior to this date, the Fund did not amortize discounts on debt securities as an adjustment of interest income, except at maturity or sale. Based on securities held as of December 31, 2001, the Fund amortized $27,929 with no impact on the total net assets of the Fund, but resulted in a $27,929 increase to cost of securities and a corresponding $27,929 decrease in net unrealized appreciation.

PC&J PRESERVATION FUND


FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------

Selected Data for Each Share of Capital                          For The Years Ended December 31,

Stock Outstanding Throughout the Year             2001           2000          1999          1998           1997
                                              -----------------------------------------------------------------------

Net asset value-beginning of year                 $10.88         $10.54        $11.37        $11.14         $10.97
                                              -------------- ------------- ---------------------------- -------------

Income from investment operations:
     Net investment income                          0.62           0.63          0.61          0.57           0.64
     Net realized and unrealized
       gain/(loss) on securities                    0.06           0.35         (0.76)         0.36           0.17
                                              -------------- ------------- ---------------------------- -------------
Total from investment operations                    0.68           0.98         (0.15)         0.93           0.81
                                              -------------- ------------- ---------------------------- -------------

Less dividends:
     From net investment income                    (0.60)         (0.63)        (0.61)        (0.57)         (0.64)
     From net realized gain
       on investments                              (0.00)         (0.00)        (0.07)        (0.13)         (0.00)
     From return of capital                                       (0.01)
                                              -------------- ------------- ---------------------------- -------------
Total dividends                                    (0.60)         (0.64)        (0.68)        (0.70)         (0.64)
                                              -------------- ------------- ---------------------------- -------------

Net asset value-end of year                       $10.96         $10.88        $10.54        $11.37         $11.14
                                              ============== ============= ============================ =============

Total return                                        6.25%          9.35%        (1.32%)        8.35%          7.38%

Ratios to average net assets
     Expenses                                       1.00%          1.00%         1.00%         1.00%          1.00%
     Net investment income                          5.31%          5.40%         5.37%         5.25%          5.62%

Portfolio turnover rate                            46.56%         35.10%        36.25%        44.50%         31.39%

Net assets at end of year (000's)                 $18,440        $18,839       $19,684       $19,852        $16,071








See notes to financial statements.

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of PC&J Preservation Fund

We have audited the accompanying statement of assets and liabilities of PC&J Preservation Fund (the "Fund"), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PC&J Preservation Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

February 1, 2002
Dayton, Ohio

PC&J PRESERVATION FUND


FUND DIRECTORS DISCLOSURE

The responsibility for management of the Fund is vested in its Board of Trustees, which, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The names of the executive officers and Trustees of the Fund are shown in the table below. Each Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


                                         Position Held                   Principal Occupation(s)
Name, Address and Age                    _With Fund                      During Past Five Years
---------------------                     -----------                    ----------------------

*Leslie O. Parker III(1)                 President and                   Since September 1982,
300 Old Post Office                      Trustee since 1985              Chairman of Adviser
120 West Third Street
 Dayton, Ohio  45402
 Year of Birth: 1940

*Kathleen A. Carlson, CFA(1)             Treasurer and                   Since September 1982,
300 Old Post Office                      Trustee since 1985              President and Treasurer
120 West Third Street                                                    of Adviser
Dayton, Ohio 45402
Year of Birth: 1955

*James M. Johnson, CFA(1)                Secretary and                   Since September 1982,
300 Old Post Office                      Trustee since                   Secretary of Adviser
120 West Third Street                    1985
 Dayton, Ohio 45402
 Year of Birth: 1952

Donald N. Lorenz                         Trustee since 1987              Retired since December 1998;
26 Misty Morning Drive                                                   from December 1980 to
Hilton Head Island, S.C. 29926                                           December 1998, Vice
Year of Birth: 1935                                                      President-Finance and
                                                                         Treasurer, Price Brothers
                                                                         Company (concrete pipe products)

Thomas H. Rodgers                        Trustee since 1989              Since July, 1986, Vice
World Headquarters Blvd.                                                 President-General Counsel
Troy, Ohio 45373                                                         and Secretary, Premark
Year of Birth: 1944                                                      International, Inc. Food
                                                                         Equipment Group


 (1)The Fund's President, Treasurer and Secretary are Directors and the President, Treasurer and Secretary, respectively, of the Adviser and own in the aggregate a controlling interest in the Adviser.


Each of the foregoing Trustees is also a Trustee of the PC&J Performance Fund. All Trustees serve one-year terms, voted annually at the December board meeting, for the year following.

February 21, 2002



Informational Notice



The PC&J Preservation Fund is a registered investment company under the Investment Company Act of 1940. The enclosed 2001 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. Please give us a call if you have any questions.


Contained within the Annual Report is information regarding the Board of Trustees as recently required by the Securities and Exchange Commission. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling our office at 937-223-0600, or toll free at 888-223-0600.




Thank you,
Bernie Middleton, Accounting Manager